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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statement Nos. 33-34374, 33-40519, 33-53806, 33-69044, 333-23999, and 333-53041 on Form S-8.


                                       ARTHUR ANDERSEN LLP

San Jose, California
March 24, 1999